UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) November 11, 2021

Bright Health Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40537	47-4991296
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 Norman Center Drive Suite 1200, Minneapolis, Minnesota	55437
Address of Principal Executive Office	(Zip Code)
(612) 238-1321
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BHG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02. Results of Operations and Financial Condition.

On November 11, 2021, Bright Health Group, Inc. (the "Company"), issued a news release announcing its financial results for the three months ended September 30, 2021. A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference (the "Release").

On November 11, 2021, the Company posted an earnings presentation under the "Investor Relations" portion of its website at investors.brighthealthgroup.com (the "Presentation"). A copy of the earnings presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

On November 11, 2021, the Company held a conference call announcing its financial results for the third quarter ended September 30, 2021. A full transcript of the conference call (the "Transcript") is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

The Transcript contains certain non-GAAP financial measures. A reconciliation of these GAAP results and non-GAAP financial measures is available in the Release, which is posted on the Company's website and which is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 and Exhibits 99.1, 99.2, and 99.3 of this Current report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information and exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

The Release, the Presentation, and the Transcript may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Statements that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements, and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. Such forward-looking statements are subject to various risks, uncertainties and assumptions. Accordingly, there are or will be a variety of important factors that could cause actual outcomes or results to differ materially from those indicated in these statements, including those contained in the Release, the Presentation and the Transcript and the other factors set forth under the heading “Risk Factors” in Bright Health Group’s prospectus dated June 23, 2021, as filed with the United States Securities and Exchange Commission (the "SEC") and our other filings with the SEC. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this release to conform these statements to actual results or to changes in our expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	News Release, dated November 11, 2021
99.2	Earnings Presentation, dated November 11, 2021
99.3	Transcript of Bright Health Group, Inc. Third Quarter 2021 Earnings Conference Call
104	The cover page from the Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHT HEALTH GROUP, INC.

By:	/s/ Keith Nelsen
Name:	Keith Nelsen
Title:	General Counsel and Corporate Secretary

Date: November 12, 2021